Exhibit 10.1

The use of the following notation in this Exhibit indicates that certain identified information has been excluded pursuant to Item 601(a)(6) and Item 601(b)(10)(iv) of Regulation S-K because it is (i) not material and (ii) the type of information that the registrant treats as private or confidential: [***]

FIRST AMENDMENT TO DIRECT LENS LETTER AGREEMENT

This First Amendment to the Direct Lens Letter Agreement (the “First Amendment”), dated effective as of July 19, 2022, is by and between Essilor of America, Inc., (“Essilor”), a Delaware corporation, and National Vision, Inc. (“NVI”), a Georgia corporation, and provides as follows:

W I T N E S S E T H :

WHEREAS, Essilor and NVI are parties to that certain Direct Lens Agreement, executed effective November 12, 2018 (the “DL Letter Agreement”); and

WHEREAS, Essilor and NVI desire to further amend the DL Letter Agreement upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Defined Terms. All capitalized terms used but not defined in this First Amendment shall have the meaning assigned to them in the DL Letter Agreement.

2.Section 4 – Term and Termination

(a)    Section 4(a) shall be amended to reflect an extension of the existing “Initial Term” until May 31, 2026.

3.Section 5 - Pricing

(a)    Section 5 shall be amended to add the following sentence:

[***].

4.Miscellaneous.

(a)Except as specifically amended by this First Amendment, all provisions of the DL Letter Agreement remain in full force and effect, and the DL Letter Agreement, as amended by this First Amendment, will from and after the date hereof be read as a single integrated document incorporating the changes effected by this First Amendment.

(b)The DL Letter Agreement, as amended, is hereby ratified and confirmed by the parties hereto.

(c)If there is a conflict between the provisions of the DL Letter Agreement and the First Amendment, the provisions of this First Amendment will control.

(d)This First Amendment may be signed in counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Direct Lens Agreement as of the date first written above.

ESSILOR OF AMERICA, INC.		NATIONAL VISION, INC.
By:	/s/ Matt Tackman	By:	/s/ Megan Molony
Name:	Matt Tackman	Name:	Megan Molony
Title:	Senior Vice President	Title:	Chief Merchandising and Managed Care Officer